Exhibit 10.1

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                         FOURTH AMENDMENT AND WAIVER TO
                      AMENDED AND RESTATED CREDIT AGREEMENT


                            Dated as of June 14, 2004


                                      Among


                         BOOTH CREEK SKI HOLDINGS, INC.
                              TRIMONT LAND COMPANY
                              SIERRA-AT-TAHOE, INC.
                        BOOTH CREEK SKI ACQUISITION CORP.
                       WATERVILLE VALLEY SKI RESORT, INC.
                         MOUNT CRANMORE SKI RESORT, INC.
                                 SKI LIFTS, INC.
                               LMRC HOLDING CORP.
                      LOON MOUNTAIN RECREATION CORPORATION
                               LOON REALTY CORP.,
                                  as Borrowers,


                                  DRE, L.L.C.,
                                  as Guarantor


                            THE LENDERS PARTY HERETO,
                                   as Lenders


                                       and


                              FLEET NATIONAL BANK,
                            as Agent for the Lenders










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


                         FOURTH AMENDMENT AND WAIVER TO
                      AMENDED AND RESTATED CREDIT AGREEMENT


     This FOURTH AMENDMENT AND WAIVER TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Fourth Amendment and Waiver") is entered into as of June 14, 2004 by and among BOOTH CREEK SKI HOLDINGS, INC., a Delaware corporation (together with its successors and assigns, "BCS Holdings"), BOOTH CREEK SKI ACQUISITION CORP., a Delaware corporation (together with its successors and assigns, "BCS Acquisition"), TRIMONT LAND COMPANY, a California corporation (together with its successors and assigns, "TLC"), SIERRA-AT-TAHOE, INC., a Delaware corporation (together with its successors and assigns, "Sierra-at-Tahoe"), WATERVILLE VALLEY SKI RESORT, INC., a Delaware corporation (together with its successors and assigns, "Waterville"), MOUNT CRANMORE SKI RESORT, INC., a Delaware corporation (together with its successors and assigns, "Cranmore"), SKI LIFTS, INC., a Washington corporation (together with its successors and assigns, "Ski Lifts"), LMRC HOLDING CORP., a Delaware corporation (together with its successors and assigns, "LMRC Holding"), LOON MOUNTAIN RECREATION CORPORATION, a New Hampshire corporation (together with its successors and assigns, "Loon"), and LOON REALTY CORP., a New Hampshire corporation (together with its successors and assigns, "Loon Realty," and together with BCS Holdings, BCS Acquisition, TLC, Sierra-at-Tahoe, Waterville, Cranmore, Ski Lifts, LMRC Holding and Loon, the "Borrowers", and each a "Borrower"), as borrowers, DRE, L.L.C., a Delaware limited liability company (together with its successors and assigns, the "Guarantor"), as guarantor, the lenders from time to time party to the Credit Agreement described below (the "Lenders"), and FLEET NATIONAL BANK (f/k/a BankBoston, N.A.), as agent (the "Agent") for itself and the other Lenders.

                                    Recitals
                                    --------
     WHEREAS, the Borrowers, the Guarantor, the Lenders and the Agent are parties to an Amended and Restated Credit Agreement dated as of March 15, 2002 (as amended, supplemented or otherwise modified through the date of this Fourth Amendment and Waiver, the "Credit Agreement").

     WHEREAS, the Borrowers, the Guarantor, the Lenders and the Agent desire to amend the Credit Agreement and grant a limited waiver to the Borrowers and the Guarantor in connection with certain of the covenants and obligations of the Borrowers and the Guarantors on the terms and conditions set forth herein.

     NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged and subject to the conditions to effectiveness specified in Section 4, the Borrowers, the Guarantor, the Lenders and the Agent hereby amend the Credit Agreement and agree as follows:

     Section 1.      Definitions.
                     ------------
     (a) All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement.

     (b) Section 1.2 of the Credit Agreement is hereby amended to add the new definition of "Fourth Amendment and Waiver" in alphabetical order, as follows:

                    "Fourth  Amendment  and Waiver'  means that  certain  Fourth
               Amendment and Waiver to Amended and Restated Credit Agreement dated as of June 14, 2004 by and among the Borrowers, the Guarantor, the Lenders and the Agent."

     Section 2.      Amendments
                     ----------

               (a)  Section  5.5 of the Credit  Agreement  is hereby  amended by
                    deleting   paragraph   (a)  thereof  in  its   entirety  and
                    substituting therefor the following:

                    "(a) Minimum  Consolidated  Resort EBITDA.  The Loan Parties
                         and their Subsidiaries shall earn Consolidated Resort EBITDA for any four consecutive fiscal quarter period ending during each period set forth below of not less than the amount set forth opposite such period:

                         -------------------------------------------------------
                                                                  Minimum
                                                                  Consolidated
                           Period                                 Resort EBITDA
                         -------------------------------------------------------
                         May 2, 2003 through January 30, 2004     $19,000,000
                         -------------------------------------------------------
                         January 31, 2004 through April 29, 2005  $19,500,000
                         -------------------------------------------------------
                         April 30, 2005 through maturity          $20,500,000"
                         -------------------------------------------------------

Section 3. Waiver. The Lenders hereby waive any Default or Event of Default arising as a result of the failure by the Borrowers to satisfy Section 5.5(a) of the Credit Agreement in effect prior to giving effect to this Fourth Amendment and Waiver for the four consecutive quarter period ending April 30, 2004 or any related failure to satisfy Section 6.3 of the Credit Agreement based on such failure by the Borrowers to satisfy Section 5.5(a) of the Credit Agreement in effect prior to giving effect to this Fourth Amendment and Waiver for the four consecutive quarter period ending April 30, 2004. This waiver is limited as specified and shall not, except as otherwise set forth in this Fourth Amendment and Waiver, constitute a modification, amendment or waiver of any other provision of the Credit Agreement, and shall not constitute a course of dealing between the parties.


Section 4. Effectiveness; Conditions to Effectiveness. This Fourth Amendment and Waiver shall become effective upon execution and delivery hereof by the Borrowers, the Guarantor, the Agent and the Lenders and payment of the fees owed to the Lenders as set forth in a fee letter of even date herewith between the Lenders and BCS Holdings.


Section 5. Representations and Warranties; No Default. The Loan Parties confirm to the Lenders their representations and warranties set forth in Article 6 of the Credit Agreement (after giving effect to this Fourth Amendment and Waiver) (except as to transactions permitted under the Credit Agreement and described in a Compliance Certificate previously delivered to the Agent or in this Fourth Amendment and Waiver and except to the extent that any representation or warranty expressly relates to an earlier date) as of the date hereof, as if set forth herein in full. The Loan Parties certify that, after giving effect to this Fourth Amendment and Waiver, no Default exists under the Credit Agreement.

Section 6. Miscellaneous. The Borrowers, jointly and severally, agree to pay on demand all of the Agent's reasonable expenses in preparing, executing and delivering this Fourth Amendment and Waiver, and all related instruments and documents, including, without limitation, the reasonable fees and out-of-pocket expenses of the Agent's special counsel, Goodwin Procter LLP. This Fourth Amendment and Waiver shall be a Lender Agreement and shall be governed by and construed and enforced under the laws of The Commonwealth of Massachusetts.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Borrowers, the Guarantor, the Lenders and the Agent have caused this Fourth Amendment and Waiver to Amended and Restated Credit Agreement to be executed by their duly authorized officers as of the date first set forth above.



                                            BOOTH CREEK SKI HOLDINGS, INC.
                                            TRIMONT LAND COMPANY
                                            SIERRA-AT-TAHOE, INC.
                                            BOOTH CREEK SKI ACQUISITION CORP.
                                            WATERVILLE VALLEY SKI RESORT, INC.
                                            MOUNT CRANMORE SKI RESORT, INC.
                                            SKI LIFTS, INC.
                                            LMRC HOLDING CORP.
                                            LOON MOUNTAIN RECREATION CORPORATION
                                            LOON REALTY CORP., as Borrowers



                                         By:   /s/ Brian J. Pope
                                               ---------------------------------
                                               Name:Brian J. Pope
                                               Title:Vice President



                                               DRE, L.L.C., as Guarantor

                                               By:  Ski Lifts, Inc., its Manager



                                               By: /s/ Brian J. Pope
                                                   -----------------------------
                                                   Name:Brian J. Pope
                                                   Title:Vice President



                                                   FLEET NATIONAL BANK, as Agent



                                               By: /s/ Christopher C. Holmgren
                                                   -----------------------------
                                                   Name:Christopher C. Holmgren
                                                   Title:Managing Director

                                                   FLEET NATIONAL BANK, as
                                                   Lender


                                               By: /s/ Christopher C. Holmgren
                                                   -----------------------------
                                                   Name:Christopher C. Holmgren
                                                   Title:Managing Director



                                                   U.S. BANK NATIONAL
                                                   ASSOCIATION, as Lender



                                               By: /s/ Rob L. Stuart
                                                   -----------------------------
                                                   Name:Rob L. Stuart
                                                   Title:Assistant Vice
                                                         President